SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  December 21, 2001
                                                 -------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the E*TRADE Bank Mortgage-Backed Securities Trust 2001-2 Mortgage Pass-Through Certificates, Series 2001-2)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                333-79283-06               06-1204982
--------------------------------------------------------------------------------
     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                  10019
--------------------------------------------------------------------------------
    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (212) 713-2000
                                                    ----------------------------



                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            On December 21, 2001 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's E*TRADE Bank Mortgage-Backed Securities Trust 2001-2 Mortgage Pass-Through Certificates, Series 2001-2, Class A-1, Class A-2, Class A-3, Class A-X, Class PO, Class A-R, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $593,651,125. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wells Fargo Bank Minnesota, N.A., as master servicer and JPMorgan Chase Bank, as trustee. The Offered Certificates, together with the Company's E*TRADE Bank Mortgage-Backed Securities Trust 2001-2 Mortgage Pass-Through Certificates, Series 2001-2, Class B-4, Class B-5 and Class B-6 (collectively, the "Certificates") represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund (the "Trust Fund"), the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, fixed-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

      (EX-4) Pooling and Servicing Agreement, dated as of December 1, 2001, among Mortgage Asset Securitization Transactions,
                                          Inc., Wells Fargo Bank Minnesota, N.A.
                                          and JPMorgan Chase Bank.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


January 4, 2002

                                   By: /s/ Craig Eckes
                                       ----------------------------
                                       Name:  Craig Eckes
                                       Title: Director



                                   By: /s/ Peter Ma
                                       ----------------------------
                                       Name:  Peter Ma
                                       Title: Director

                                INDEX TO EXHIBITS



                                                               Paper (P) or
Exhibit No.             Description                            Electronic (E)
-----------             -----------                            --------------

(EX-4)                  Pooling and Servicing                         E
                        Agreement, dated as of
                        December 1, 2001, among
                        Mortgage Asset Securitization
                        Transactions, Inc., Wells
                        Fargo Bank Minnesota, N.A. and
                        JPMorgan Chase Bank.